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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  March 31, 1997



                              ECHO BAY MINES LTD.
            (Exact name of registrant as specified in its charter)


       Incorporated under the
           laws of Canada              1-8542                  NONE
   (State or other jurisdiction     (Commission          (IRS Employer
         of incorporation)          File Number)       Identification No.)



     6400 SOUTH FIDDLER'S GREEN CIRCLE, SUITE 1000
                 ENGLEWOOD, COLORADO                            80111-4957
         (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:  (303) 714-8600
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c) Exhibits

 4.1             Indenture dated March 27, 1997 between Echo Bay Mines Ltd.
                 and Bankers Trust Company

 4.2 First Supplemental Indenture dated March 27, 1997 between Echo Bay Mines Ltd. and Bankers Trust Company

 4.3 Global Security for Echo Bay Mines Ltd. 11% Capital Securities due 2027, dated March 27, 1997


                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 31, 1997                      ECHO BAY MINES LTD.
                                              (Registrant)


                                           By: /s/ Raymond W. Jenner
                                               Raymond W. Jenner
                                               Vice President and Treasurer


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                                EXHIBIT INDEX

Exhibit
Number                     Exhibit Description
-------                    -------------------

 4.1             Indenture dated March 27, 1997 between
                 Echo Bay Mines Ltd. and Bankers Trust Company

 4.2 First Supplemental Indenture dated March 27, 1997 between Echo Bay Mines Ltd. and Bankers Trust Company

 4.3 Global Security for Echo Bay Mines Ltd. 11% Capital Securities due 2027, dated March 27, 1997